UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. _____)

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[ ]	Soliciting Material Pursuant to ss. 240.14a-12

CombiMatrix Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMBIMATRIX CORPORATION REMINDS SHAREHOLDERS TO VOTE “FOR” THE MERGER WITH INVITAE CORPORATION

ALTHOUGH 96% OF VOTES CAST TO DATE ARE IN FAVOR OF THE MERGER, A MAJORITY OF SHARES OUTSTANDING MUST VOTE “FOR” THE TRANSACTION

IRVINE, Calif. (November 2, 2017) – CombiMatrix Corporation (NASDAQ: CBMX) (“CombiMatrix” or the “Company”), a family health molecular diagnostics company specializing in DNA-based reproductive health and pediatric testing services, reminds its shareholders to vote “FOR” the proposed merger with Invitae Corporation as described in the Company’s proxy statement/prospectus for the upcoming special meeting of CombiMatrix shareholders, which will be held on Friday, November 10, 2017. Shareholders who have not already done so are encouraged to vote their shares in favor of the merger today.

“While more than 96% of the shareholder votes cast to date are in favor of the merger with Invitae Corporation, a majority of all outstanding shares of CombiMatrix Corporation common stock must vote “FOR” the merger to obtain approval,” said Mark McDonough, President and Chief Executive Officer of CombiMatrix. “We appreciate that so many of our shareholders have voted overwhelmingly in favor of the merger with Invitae. Every vote matters, regardless of the size of your shareholding. Because not voting has the same effect as voting against the merger, we urge all holders to participate in the process and to vote “FOR” the merger.”

CombiMatrix reminds shareholders that the leading proxy-advisory firms Institutional Shareholder Services Inc. (ISS) and Glass, Lewis & Co., LLC (Glass Lewis) have both recommended that CombiMatrix shareholders vote “FOR” the proposed merger with Invitae Corporation.

Your vote is important. Failure to vote or an abstention from voting will have the same effect as a vote “AGAINST” the merger proposal. All shareholders are asked to vote “FOR” all proposals as soon as possible.

If you are a CombiMatrix shareholder and you have questions or require assistance in submitting your proxy or voting your shares, or wish to change a vote previously cast, please contact our proxy solicitor:

ADVANTAGE PROXY, INC.

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

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Safe Harbor Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations, speak only as of the date hereof and are subject to change. All statements, other than statements of historical fact included in this press release, are forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “approximates,” “expects,” “intends,” “plans,” “goal,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “possible,” “likely,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding the Company’s and Invitae’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed merger; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed merger by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed merger; and the timing of the completion of the proposed merger. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties referred to above include, but are not limited to: the risk that Invitae’s common stock price drops below $9.49; the risk that “Net Cash” at closing is lower than the Company forecasts; the risk that holders of less than 90% of the CombiMatrix Series F warrants tender or exercise their securities or the Company’s stockholders fail to approve the merger and the merger agreement is terminated due to these reasons; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that the proposed merger is delayed; the inability to complete the merger due to the failure to satisfy any of the conditions to completion of the merger; the impact of the announcement or the completion of the merger on the market price of the common stock of the Company or Invitae, or on the Company’s or Invitae’s relationships with their employees, existing customers and suppliers or potential future customers and suppliers and on their operating results and businesses generally; the ability of Invitae to successfully integrate CombiMatrix’s operations and employees; the ability to realize anticipated synergies and costs savings of the proposed merger; the risk that if the merger is terminated and the Company has to pay termination fees and transaction expenses, the Company may not have sufficient funds to make such payments; the Company’s estimates of total market sizes for the tests that it offers; the Company’s ability to grow revenue and improve gross margin; delays in achieving cash flow-positive operating results; the risk that test volumes and reimbursements level off or decline; the risk that payors decide to not cover the Company’s tests or to reduce the amounts they are willing to pay for the Company’s tests; the risk that the Company will not be able to grow its business as quickly as it needs to; the inability to raise capital; the loss of members of the Company’s sales force; the Company’s ability to successfully expand the base of its customers, add to the menu of its diagnostic tests, develop and introduce new tests and related reports, expand and improve its current suite of diagnostic services, optimize the reimbursements received for its molecular testing services, and increase operating margins by improving overall productivity and expanding sales volumes; the Company’s ability to successfully accelerate sales, steadily increase the size of its customer rosters in all of its genetic testing markets; the Company’s ability to attract and retain a qualified sales force in wider geographies; the Company’s ability to ramp production from its sales; rapid technological change in the Company’s markets; changes in demand for the Company’s future services; legislative, regulatory and competitive developments; general economic conditions; and various other factors. Further information on potential factors that could affect the Company’s financial results is included in the Company’s Annual Report on Form 10-K, Quarterly Reports of Form 10-Q, and in other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company, Invitae, the proposed merger or other matters attributable to the Company, Invitae or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

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Important Information

In connection with the proposed merger described above and Invitae’s exchange offer for CombiMatrix Series F warrants (the “Exchange Offer”), Invitae and CombiMatrix have filed relevant materials with the Securities and Exchange Commission (the “SEC”), including (a) a registration statement on Form S-4 (Registration No. 333-220447) filed by Invitae that contains a proxy statement of CombiMatrix to solicit stockholder approval of the proposed merger that also constitutes a prospectus of Invitae and (b) a registration statement on Form S-4 (Registration No. 333-220448) filed by Invitae that contains offer documents for Invitae to conduct the Exchange Offer. These registration statements were declared effective on October 5, 2017. Investors and security holders of CombiMatrix are urged to read these materials because they contain important information about CombiMatrix and Invitae as well as the proposed merger and the Exchange Offer. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about CombiMatrix and Invitae, without charge, at the SEC’s website (www.sec.gov). Copies of CombiMatrix’s SEC filings may also be obtained from CombiMatrix without charge at CombiMatrix’s website (www.CombiMatrix.com) or by directing a request to CombiMatrix at (949) 753-0624. Copies of Invitae’s SEC filings may also be obtained from Invitae without charge at Invitae’s website (www.Invitae.com) or by directing a request to Invitae at (347) 204-4226. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger or Exchange Offer shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY BEFORE MAKING A VOTING DECISION CONCERNING THE MERGER OR AN INVESTMENT DECISION WITH RESPECT TO THE EXCHANGE OFFER.

Participants in Solicitation

CombiMatrix, Invitae and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of CombiMatrix in respect of the proposed merger. Information regarding CombiMatrix’s directors and executive officers is available in CombiMatrix’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 3, 2017 and CombiMatrix’s definitive proxy statement on Schedule 14A, filed with the SEC on May 1, 2017. Information regarding Invitae’s directors and executive officers is available in Invitae’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 16, 2017 and Invitae’s definitive proxy statement on Schedule 14A, filed with the SEC on April 6, 2017. Additional information regarding the interests of such potential participants is included in the registration statements and proxy statement/prospectus filed with the SEC by Invitae and in the proxy statement filed with the SEC by CombiMatrix in connection with the proposed merger and the Exchange Offer and in other relevant documents filed by Invitae and CombiMatrix with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC.

Company Contact:
Mark McDonough
President & CEO, CombiMatrix Corporation
(949) 753-0624

Investor Contact:
LHA Investor Relations
Jody Cain
(310) 691-7100
jcain@lhai.com

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